UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 20, 2012

_______________________________________________________________________
LEE ENTERPRISES, INCORPORATED
(Exact name of Registrant as specified in its charter)

_______________________________________________________________________

Commission File Number 1-6227

Delaware (State of Incorporation)	42-0823980 (I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa 52801
(Address of Principal Executive Offices)

(563) 383-2100
Registrant's telephone number, including area code

_____________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

As previously disclosed, on January 30, 2012, Lee Enterprises, Incorporated and certain of its subsidiaries (collectively, the “Company”) emerged from proceedings under Chapter 11 of Title 11 of the United States Code (the “Ch. 11 Proceedings”). On April 20, 2012 the Company filed its unaudited Post Confirmation Quarterly Operating Report for the filing period ended March 25, 2012 (the “Quarterly Operating Report”) with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Quarterly Operating Report is attached as Exhibit 99.1 and is incorporated herein by reference.

The Quarterly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with reporting requirements of the Bankruptcy Court and the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”). The financial information contained in the Quarterly Operating Report is preliminary and unaudited and does not purport to show the Company's financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. In addition, certain of the financial information contained in the Quarterly Operating Report also excludes certain subsidiaries of the Company not a party to the Ch. 11 Proceedings that are consolidated for GAAP purposes. The Quarterly Operating Report may be subject to revision. The Quarterly Operating Report is in a format required by the Bankruptcy Court and the Bankruptcy Rules and should not be used for investment purposes. The information in the Quarterly Operating Report should not be viewed as indicative of future results. The Company cautions readers not to place undue reliance on the Quarterly Operating Reports or other operating reports filed with the Bankruptcy Court.

Limitation on Incorporation by Reference

The Quarterly Operating Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Registration statements or other documents filed with the SEC shall not incorporate the Quarterly Operating Report by reference, except as otherwise expressly stated in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Quarterly Operating Report that is required to be disclosed solely by Regulation FD.

Forward-looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This Current Report on Form 8-K contains information that may be deemed forward-looking that is based largely on our current expectations, and is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those anticipated. Among such risks, trends and other uncertainties, which in some instances are beyond our control, are our ability to generate cash flows and maintain liquidity sufficient to service our debt, comply with or obtain amendments or waivers of the financial covenants contained in our credit facilities, if necessary, and to refinance our debt as it comes due. Other risks and uncertainties include the impact and duration of continuing adverse economic conditions, changes in advertising demand, potential changes in newsprint and other commodity prices, energy costs, interest rates, labor costs, legislative and regulatory rulings, difficulties in achieving planned expense reductions, maintaining employee and customer relationships, increased capital costs, maintaining our listing status on the NYSE, competition and other risks detailed from time to time in our publicly filed documents. Any statements that are not statements of historical fact (including statements containing the words “may”, “will”, “would”, “could”, “believe”, “expect”, “anticipate”, “intend”, “plan”, “project”, “consider” and similar expressions) generally should be considered forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements, which are made as of the date of this Current Report on Form 8-K. We do not undertake to publicly update or revise our forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
99.1
Post Confirmation Quarterly Operating Report of Lee Enterprises, Incorporated and certain of its subsidiaries for the filing period ended March 25, 2012, filed with the United States Bankruptcy Court for the District of Delaware

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date: April 23, 2012	By:
Carl G. Schmidt
Vice President, Chief Financial Officer,
and Treasurer